MFS(R) GROWTH OPPORTUNITIES FUND

                      Supplement to the Current Prospectus

Effective immediately, the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below. Further information regarding the fund's portfolio managers, including other accounts managed, compensation, ownership of fund shares and possible conflicts of interest, is available in the fund's SAI. The portfolio managers are primarily responsible for the day-to-day management of the fund.

Portfolio Manager            Primary Role                Since        Title and Five Year History
Maureen H. Pettirossi        Portfolio Manager           December     Vice   President   of   MFS;   employed   in  the
                                                         2005         investment  management  area of MFS  since  2002;
                                                                      Senior Securities Analyst of Wilke/Thompson Capital
                                                                      Management prior to 2002.

                The date of this Supplement is November 16, 2006.